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                                                                  EXHIBIT (j)(1)




                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Equity Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the statement of additional information.

                                    /s/ KPMG LLP

Boston, Massachusetts
January 8, 2003

















491847.1.02